WT MUTUAL FUND
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund
(the “Funds”)

Supplement Dated June 2, 2008 to the
Institutional and A Shares Prospectuses dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Fundamentally Weighted Large Company Fund (“Large Company Fund”) and the Wilmington Fundamentally Weighted Small Company Fund (“Small Company Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
On May 20, 2008, upon the recommendation of Rodney Square Management Corporation, the investment adviser to the Funds, the Board approved a proposal to reorganize the Large Company Fund and the Small Company Fund into the Wilmington Multi-Manager Large-Cap Fund and the Wilmington Multi-Manager Small-Cap Fund, respectively, to be effective after approval by shareholders of the each of the Funds. The Trustees anticipate that shareholders of each Fund will be asked to consider the approval of its respective plan of reorganization at a special meeting of shareholders to be held in October 2008.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WT MUTUAL FUND
Wilmington Multi-Manager Real Asset Fund
(the “Real Asset Fund”)

Supplement Dated June 2, 2008 to the
Institutional and A Shares Prospectuses Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Real Asset Fund dated November 1, 2007, and should be read in conjunction with those Prospectuses.
The non-fundamental investment limitation of the Real Asset Fund with respect to its investment in foreign securities has been revised to permit the Real Asset Fund to invest up to 55% of its assets in foreign securities. Accordingly, the first sentence of the first full paragraph on page 21 of the Prospectuses, is deleted in its entirety and replaced with the following sentence: “The Fund may invest up to 55% of its assets in foreign securities.”
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WT MUTUAL FUND
Wilmington Multi-Manager Small-Cap Fund
(the “Small-Cap Fund”)

Supplement Dated June 2, 2008 to the
Institutional and A Shares Prospectuses Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Small-Cap Fund dated November 1, 2007, and should be read in conjunction with those Prospectuses.
On May 20, 2008, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Board of Trustees (the “Board”) of WT Mutual Fund (the “Trust”) approved a proposal to add TAMRO Capital Partners LLC (“TAMRO”) as a sub-adviser for the Small-Cap Fund, subject to approval by shareholders of the Small-Cap Fund.
In addition, the Board approved RSMC’s recommendation to terminate the sub-advisory agreement among the Trust, on behalf of the Small-Cap Fund, RSMC and Batterymarch Financial Management, Inc., to be effective within the next 60 days.
RSMC anticipates that shareholders will be asked to consider approval of the sub-advisory agreement with TAMRO at a special meeting of shareholders of the Small-Cap Fund in June 2008. If the sub-advisory agreement is approved by shareholders, it is expected that TAMRO will begin providing sub-advisory services to the Small-Cap Fund on or about July 1, 2008.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE